Advantus Strategic Dividend Income Fund

Institutional Class Shares – VSDIX

Advantus Dynamic Managed Volatility Fund

Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund

Institutional Class Shares – VMEIX

Prospectus

December 29, 2017

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Advantus Mutual Funds
Series of Managed Portfolio Series (the “Trust”)

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Summary Section

Advantus Strategic Dividend Income Fund

Investment Objective
The Advantus Strategic Dividend Income Fund (the “Fund”) seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price on investments of less than $1 million)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.09%
Less: Fee Waiver (2)	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver (1)(2)	0.77%

(1)
The Total Annual Fund Operating Expenses After Fee Waiver do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available shareholder servicing plan fees or acquired fund fees and expenses (“AFFE”).

(2)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends on securities sold short, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 28, 2018. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class Shares	$79	$315	$570	$1,300

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

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Principal Investment Strategies
Under normal market conditions, the Fund primarily invests in dividend-paying equity securities, including common and preferred stocks, and securities convertible into common stocks, of mainly U.S. companies, but may also include foreign, utilities, infrastructure-related, and real estate-related companies.  The Fund’s investment in foreign securities, including securities of foreign issuers which are not U.S. dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the Adviser concentrates its investments in, and allocates 40% or more of the Fund’s total assets to, Real Estate Securities.  Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by Real Estate Investment Trusts (“REITs”) or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter. (“Real Estate Securities”).

The Fund also may invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”).  MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.

The Fund may invest in companies of any size.  In selecting securities, the Adviser considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Fund may invest in fixed income securities of any duration or maturity (including Treasury inflation-protected securities (“TIPS”)).  Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates.  For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%.  Conversely, the investment will increase in value by 2% if interest rates fall 1%. TIPS are fixed income securities issued by the U.S. Treasury.  The value of the fixed income security’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”).  Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation.  Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities, mortgage-backed securities, and other asset-backed securities.  The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivative instruments, which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices.  The derivative instruments that the Fund may use include options and futures to provide economic exposure to certain securities or issuers or as a hedging technique.  The Fund may use one or more types of these instruments (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of the Fund’s net assets, in each case excluding bona fide hedging transactions.

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Finally, the Fund may invest in investment companies, including closed-end funds, open-end funds, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes.  ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk.  The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry.  Consequently, fluctuations in the market value of these investments will have a greater impact on the Fund’s performance and net asset value than if the Fund did not focus its portfolio in such investments.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk.  Investments in securities issued by foreign issuers involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.

Convertible Securities Risk.  Convertible securities risk is the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

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Real Estate Securities Risk.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. The value of Real Estate Securities fluctuate as real estate values change.  Real estate values and incomes from real estate may decline due to economic downturns, changes in real estate market conditions, zoning laws and regulations, and increases in property taxes, operating expenses and interest rates.

MLP Risk.  Holders of MLPs have limited control and voting rights on matters affecting the partnership.  The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.  Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.  The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  Furthermore, MLPs may not be as liquid as other more commonly traded equity securities and therefore more difficult to trade at desirable times and/or prices.  In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.  Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

Utility Company Risk.  A significant portion of utility company revenues and costs are subject to regulation by states and other regulators.  Regulatory authorities also may restrict a company’s access to new markets.  The deregulation of certain utilities companies may subject these companies to greater risks of loss.  Utilities companies may incur unexpected increases in fuel and other operating costs.  Rising interest rates could lead to higher financing costs and reduced earnings.  Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.  There is a risk that these costs will not be fully recovered through an increase in revenues.

Energy Industry Risk.  Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources, such as MLPs in which the Fund invests, are subject to many risks that can negatively impact the revenues and viability of companies in this industry.  These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

ETF Risk.  The market price of an ETF will fluctuate based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  In addition, the Fund will bear its pro rata portion of an ETF’s expenses and the Fund’s expenses may therefore be higher than if it invested directly in securities.

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ETN Risk.  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities).  The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.   Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates.  Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

Floating Rate Securities Risks.  Because changes in interest rates on floating (or variable) rate securities may lag behind market rate changes, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates.  The interest rate on a floating rate security may reset on a predetermined schedule and as a result, not reset during periods when changes in market rates are substantial.  Lifetime limits on resets may also prevent their rates from adjusting to market rates.  During periods of declining interest rates, because the interest rates on floating rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Liquidity Risk.  From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Government-Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities.  However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

Below Investment Grade Debt Securities Risk.  Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

TIPS Risk.  Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives.  In addition, TIPS are subject to credit risk, interest rate risk and duration risk.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

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Options Risk.  When the Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset.  The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors.  Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Leverage Risk.  Using futures, swaps and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk.  The Fund’s allocation among various asset classes and investments may not produce the desired results.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective.  The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year-to-year. Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index as well as the Advantus SDI Benchmark, a custom benchmark that is aligned with the Fund’s Principal Investment Strategy and is comprised of the following existing industry benchmarks: 54% FTSE NAREIT Equity REITs Index; 12% S&P 500® Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays US Government Inflation-Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355.

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Best Quarter	Worst Quarter
Q1 2013 12.16%	Q2 2015 (7.18)%

Year-to-Date as of September 30, 2017
4.80%

Average Annual Total Returns for the periods ended December 31, 2016
	One Year	Since Inception (9/12/2012)
Institutional Class Shares
Return Before Taxes	11.05%	7.42%
Return After Taxes on Distributions	10.03%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	6.41%	4.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	13.26%
Advantus SDI Benchmark (reflects no deduction for fees, expenses or taxes; see above for components of the benchmark)	9.99%	7.58%

T he after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers and have managed the Fund since its inception in September 2012:

Joseph R. Betlej, CFA – Vice President and Portfolio Manager, Advantus;
Lowell R. Bolken, CFA – Vice President and Portfolio Manager, Advantus; and
Craig M. Stapleton, CFA – Vice President and Portfolio Manager, Advantus.

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Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Strategic Dividend Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer by contacting the Fund by telephone at 855-824-1355, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Institutional Class
Minimum Initial Investment	$100,000
Subsequent Minimum Investment	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Advantus Dynamic Managed Volatility Fund

Investment Objective
The Advantus Dynamic Managed Volatility Fund (the “Fund”) seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the blended benchmark index is referred to as the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price on investments of less than $1 million)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (Rule12b-1) Fees	None
Other Expenses	0.71%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	1.42%
Less: Fee Waiver and Expense Reimbursement (2)	(0.81)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1) (2)	0.61%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available shareholder servicing plan fees or acquired fund fees and expenses (“AFFE”).

(2)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing, interest, interest expense, dividends on securities sold short, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.55% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 28, 2018. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class Shares	$62	$370	$699	$1,632

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Fund achieves its equity exposure by investing primarily in large capitalization equity securities or in exchange-traded funds (“ETFs”) that invest in large capitalization equity securities.  The Adviser considers a company to be a large capitalization company if it has a market capitalization at the time of purchase within the range of companies included in the S&P 500® Index.  The Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange-traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investments in fixed income securities may include privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”). Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration for its fixed income portfolio of less than 10 years.  Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates.  For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%.  Conversely, the investment will increase in value by 2% if interest rates fall 1%.

Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.  Under normal market conditions the Fund may keep approximately 15% of the Fund’s total assets in cash or cash equivalents.

In selecting investments, the Adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

The Fund may invest in derivative instruments, primarily by holding long and/or short positions in S&P 500® futures contracts, to manage the Fund’s equity volatility.  The Fund’s investments in derivatives may also include investments in options.  In periods when the Adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the equity volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions) or reducing its short positions in such contracts. Under normal market conditions, this hedging process targets, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The Fund’s use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of such contract.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

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General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Managed Volatility Strategy Risk.  The Adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk.  The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

Tracking Risk.  Although the Fund seeks to maximize risk-adjusted total returns relative to its Benchmark Index, the Fund’s return may not match or achieve a high degree of correlation with the return of that index. In addition, to the extent that the Fund or a portion of Fund assets tracks the Benchmark Index, the Fund will be exposed to the securities included in, or representative of, such index regardless of their investment merits, and the Fund may be affected by a general decline in market segments relating to such index if the Fund does not respond by attempting to take defensive positions.

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Liquidity Risk.  From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

ETN Risk.  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and will lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset.  The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Options Risk.  When the Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Swap Risks.  A swap is a derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  By using swap agreements, the Fund is exposed to counterparty credit risk.  The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.

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Short Sales Risk.  In connection with establishing a short position in an instrument, the Fund is subject to the risk that it may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed instrument increases between the date of the short sale and the date on which the Fund replaces the instrument or closes out the position, the Fund will experience a loss.

Leverage Risk.  Using futures, swaps and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk.  The Fund’s allocation among various asset classes and investments may not produce the desired results.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices, and might thereby experience difficulty satisfying redemption requirements.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may decide to liquidate the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s total return for the year ended December 31, 2016 compared to a broad measure of market performance.  Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index as well as the Advantus DMV Benchmark Index.  Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355.

Best Quarter	Worst Quarter
Q4 2016 2.54%	Q3 2016 1.77%

Year-to-Date as of September 30, 2017
11.53%

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Average Annual Total Returns for the periods ended December 31, 2016
	One Year	Since Inception (9/28/2015)
Institutional Class Shares
Return Before Taxes	8.67%	9.61%
Return After Taxes on Distributions	8.04%	8.93%
Return After Taxes on Distributions and Sale of Fund Shares	5.10%	7.15%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	17.28%
Advantus DMV Benchmark Index (reflects no deduction for fees, expenses or taxes)	8.31%	10.96%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers.  Mr. Stapleton has managed the Fund since its inception in September 2015.  Mr. Gogos has managed the Fund since June 2017.  Mr. Erickson has managed the Fund since December 2017.

Craig M. Stapleton, CFA – Vice President and Portfolio Manager, Advantus;
Jeremy Gogos, Ph.D., CFA –Portfolio Manager, Advantus; and
Merlin L. Erickson – Vice President and Portfolio Manager, Advantus.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Dynamic Managed Volatility Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at 855-824-1355 or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Institutional Class
Minimum Initial Investment	$100,000
Subsequent Minimum Investment	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Advantus Managed Volatility Equity Fund

Investment Objective
The Advantus Managed Volatility Equity Fund (the “Fund”) seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (the blended benchmark index is referred to as the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price on investments of less than $1 million)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.57%
Acquired Fund Fees and Expenses(1)	0.18%
Total Annual Fund Operating Expenses	1.40%
Less: Fee Waiver and Expense Reimbursement (2)	(0.67)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1) (2)	0.73%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available shareholder servicing plan fees or acquired fund fees and expenses (“AFFE”).

(2)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends on securities sold short, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.55% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 28, 2018. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class Shares	$75	$377	$702	$1,622

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility.  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  The Fund may invest in equity securities of any market capitalization.  Equity securities include those that are equity-based, such as exchange-traded funds (“ETFs”) that invest primarily in U.S. and foreign equity securities.  Over time, the Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure.  The Fund will generally seek to invest in ETFs whose underlying equity securities have prices that are less volatile than the equity markets as a whole.

As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. The Fund will seek to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments.  In periods when the Fund’s Adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts.  In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund will seek to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts.  Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The use of S&P 500®, treasury and interest rate futures contracts and interest rate has the effect of introducing leverage into the Fund’s portfolio.  Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of the contract.  Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of its total asset value.

In selecting investments, the Adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Managed Volatility Strategy Risk.  The Adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

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Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk.  The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

Tracking Risk.  Although the Fund seeks to maximize risk-adjusted returns relative to its Benchmark Index, the Fund’s return may not match or achieve a high degree of correlation with the return of that index.  In addition, to the extent that the Fund or a portion of Fund assets successfully tracks the Benchmark Index, the Fund will be exposed to the securities included in, or representative of, such index regardless of their investment merits, and the Fund may be affected by a general decline in market segments relating to such index if the Fund does not respond by attempting to take defensive positions.

Liquidity Risk.  From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Foreign Securities Risk.  Investments in securities issued by foreign issuers involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

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Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset.  The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Options Risk.  When the Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Short Sales Risk.  In connection with establishing a short position in an instrument, the Fund is subject to the risk that it may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed instrument increases between the date of the short sale and the date on which the Fund replaces the instrument or closes out the position, the Fund will experience a loss.

Leverage Risk.  Using futures and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk.  The Fund’s allocation among various asset classes and investments may not produce the desired results.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may decide to liquidate the Fund.

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Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return for the year ended December 31, 2016 compared to a broad measure of market performance.  Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index as well as the Advantus MVE Benchmark Index.  Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355.

Best Quarter	Worst Quarter
Q1 2016 3.10%	Q4 2016 (1.64)%

Year-to-Date as of September 30, 2017
11.96%

Average Annual Total Returns for the periods ended December 31, 2016
	One Year	Since Inception (9/28/2015)
Institutional Class Shares
Return Before Taxes	4.55%	6.81%
Return After Taxes on Distributions	4.05%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	2.96%	5.18%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	17.28%
Advantus MVE Benchmark Index (reflects no deduction for fees, expenses or taxes)	7.15%	14.08%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers.  Mr. Stapleton has managed the Fund since its inception in September 2015.  Mr. Gogos has managed the Fund since June 2017.  Mr. Erickson has managed the Fund since December 2017.

Craig M. Stapleton, CFA – Vice President and Portfolio Manager, Advantus;
Jeremy Gogos, Ph.D., CFA –Portfolio Manager, Advantus; and
Merlin L. Erickson – Vice President and Portfolio Manager, Advantus.

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Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Managed Volatility Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at 855-824-1355 or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Institutional Class
Minimum Initial Investment	$100,000
Subsequent Minimum Investment	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objectives

The Advantus Strategic Dividend Income Fund (the “Strategic Dividend Income Fund”) seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective.  The Advantus Dynamic Managed Volatility Fund (the “Dynamic Managed Volatility Fund”) seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Advantus Managed Volatility Equity Fund (the “Managed Volatility Equity Fund”) seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.

The investment objectives of the Strategic Dividend Income Fund, the Dynamic Managed Volatility Fund and the Managed Volatility Equity Fund (each a “Fund” and collectively the “Funds”) are not fundamental and may be changed without the approval of a Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Strategic Dividend Income Fund

Under normal market conditions, the Strategic Dividend Income Fund primarily invests in dividend-paying equity securities, including common and preferred stocks and securities convertible into common stocks of mainly U.S. companies.  These securities may also include foreign, utilities, infrastructure-related, real estate-related and other companies.  The Strategic Dividend Income Fund’s investment in foreign securities, including securities of foreign issuers which are not U.S. dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the Adviser concentrates its investments in, and allocates 40% or more of the Strategic Dividend Income Fund’s total assets to, Real Estate Securities.  Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by REITs or REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income annually.  A REOC is a corporation that is similar to a REIT, except that a REOC has not taken the REIT tax election and therefore does not have a requirement to distribute any of its taxable income annually.  REOCs are also more flexible than REITs in terms of what types of real estate investments they can make. The Fund does not invest directly in real estate.

The Strategic Dividend Income Fund also may invest up to 25% of its total assets in the securities of MLPs.  MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges in a similar manner to the shares of a corporation.  MLPs operate without entity level taxation.  MLPs typically make distributions quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

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The Strategic Dividend Income Fund may invest in companies of any size.  In selecting securities, the Adviser considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Strategic Dividend Income Fund may invest in fixed income securities of any duration or maturity (including TIPS).  Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates.  For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%.  Conversely, the investment will increase in value by 2% if interest rates fall 1%. TIPS are bonds issued by the U.S. Treasury.  The value of the bond’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”).  Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation.  Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Strategic Dividend Income Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities, mortgage-backed securities, and other asset-backed securities.  The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”).

Finally, the Fund may invest in investment companies such as closed-end funds, open-end funds, ETFs, ETNs, and derivatives including futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes. ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

Dynamic Managed Volatility Fund

The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Fund achieves its equity exposure by investing primarily in large capitalization equity securities or in exchange-traded funds (“ETFs”) that invest in large capitalization equity securities.  The Adviser considers a company to be a large capitalization company if it has a market capitalization at the time of purchase of within the range of companies included in the S&P 500® Index.  The Fund achieves its fixed income exposure by investing primarily in investment-grade fixed income securities, ETFs that invest in fixed income securities that are investment-grade bonds, exchange-traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investments in fixed income securities may include Rule 144A Securities.  The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, or any exemptive relief therefrom.  Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants, and may include securities of companies that are offered pursuant to an IPO.

Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration for its fixed income portfolio of less than 10 years. Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates.  For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%.  Conversely, the investment will increase in value by 2% if interest rates fall 1%.

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Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.  Under normal market conditions the Fund may keep approximately 15% of the Fund’s total assets in cash or cash equivalents.

In selecting investments, the Adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

The Fund’s investments are utilized, in part, to seek to limit the Fund’s equity volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a slower pace over a period of time. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s target asset allocation guidelines described below.

In seeking to manage the Fund’s equity volatility, the Fund will invest in derivative instruments, primarily by holding long and/or short positions in S&P 500® futures contracts.  In periods when the Adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the equity volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions) or reducing its short positions in such contracts. Under normal market conditions, this hedging process targets, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The Fund’s use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of such contract.

The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market. The Adviser continuously monitors the liquidity of portfolio investments and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Managed Volatility Equity Fund

The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds and directly in securities while using hedging techniques to manage portfolio risk and volatility.  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  The Fund may invest in equity securities of any market capitalization.  Equity securities in which the Fund may invest include common stocks, preferred stocks, ADRs, rights and warrants, and may include securities of companies that are offered pursuant to an IPO.  Equity securities also include those that are equity-based, such as exchange-traded funds (“ETFs”) that invest primarily in U.S. and foreign equity securities.  Over time, the Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Fund will generally seek to invest in ETFs whose underlying equity securities have prices that are less volatile than the equity markets as a whole.

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The Fund’s investments will be utilized, in part, to seek to limit the Fund’s overall volatility.  Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value.  A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction.  Lower volatility means that a security’s value changes at a slower pace over a period of time but does not fluctuate dramatically. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s effective equity exposure guidelines described below.

As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. The Fund will seek to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments.  In periods when the Fund’s Adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts.  In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund will seek to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts.  Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio.  Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of the contract.  Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of its total asset value.

In selecting investments, the Fund’s investment Adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

Other Non-Principal Investment Strategies

Dynamic Managed Volatility Fund

To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: equity index exchange traded funds or notes, options on equities, options on ETFs, options on equity index futures, total return swaps, credit default swaps, volatility index (VIX) futures contracts, options on VIX futures contracts, common stocks and preferred stocks.  Equity index exchange traded funds are exchange traded funds that generally seek to track the performance of a particular equity index and VIX futures contracts are monthly contracts that forecast the future level of the VIX index.  The VIX shows the market’s expectation of 30-day volatility and is constructed using the implied volatilities of a wide range of S&P 500® index options.

In order to achieve its fixed income exposure and further manage the Fund’s overall volatility, the Fund may also invest in other fixed income investments, including U.S Treasuries, commercial mortgage backed securities (CMBS), mortgage backed securities (MBS) and collateralized mortgage obligations (CMO).

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In addition, the Fund may invest lesser portions of its assets in other securities and financial instruments described in the Statement of Additional Information (“SAI”).  To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Managed Volatility Equity Fund

To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: common stocks, preferred stocks, equity index futures, options on equities, options on ETFs, options on equity index futures, total return swaps, volatility index (VIX) futures contracts, options on VIX futures contracts and over-the-counter equity and interest rate options. Equity index exchange traded funds are exchange traded funds that generally seek to track the performance of a particular equity index and VIX futures contracts are monthly contracts that forecast the future level of the VIX index.  The VIX shows the market’s expectation of 30-day volatility and is constructed using the implied volatilities of a wide range of S&P 500® index options.

In addition, the Fund may invest in other securities and financial instruments described in the SAI.  To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Additional Information About Investments in ETFs

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including ETFs.  However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions of exemptive orders issued to certain ETFs by the SEC.  Included among these conditions is a requirement that such ETFs enter into an agreement with a Fund that is consistent with relevant terms of the exemptive order that the underlying investment company has obtained from the SEC permitting such investments.  The Funds anticipate that they will enter into agreements with certain ETFs that permit the Funds to invest in the ETFs beyond the limits of Section 12(d)(1).

Cash or Similar Investments and Temporary Strategies of the Funds

At the Adviser’s discretion, a Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements.  To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses.  When investing for temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in such instruments.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to not achieving your investment goals, you could lose all or a portion of your investment in the Funds.  The principal risks of investing in the Funds are:

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General Market Risk (All Funds).  The net asset value and investment return of each Fund will fluctuate based upon changes in the value of the Fund’s portfolio securities.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Funds.  The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in the Funds may be increased.  Continuing market volatility may have adverse effects on the Funds.

Management Risk (All Funds).  The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis, asset allocation and portfolio management among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and a Fund could underperform the market or other mutual funds with similar investment strategies.

Managed Volatility Strategy Risk (Dynamic Managed Volatility Fund and Managed Volatility Equity Fund).  The Adviser may be unsuccessful in managing volatility and a Fund may experience a high level of volatility in its returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Funds’ returns in any one year, or any longer period, may be higher or lower than the 10% target.  The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Funds relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose a Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and/or fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Equity Securities Risk (All Funds).  Each Fund’s investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.  A Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

Investment Company Risk (All Funds). The Funds bear all risks associated with the investment companies in which they invest (including ETFs), including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. Each Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the underlying fund.

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Tracking Risk (Dynamic Managed Volatility Fund and Managed Volatility Equity Fund).  Although each Fund seeks to maximize risk-adjusted total return relative to its respective blended benchmark index, a Fund’s return may not match or achieve a high degree of correlation with the return of that index. In addition, to the extent that a Fund or a portion of Fund assets successfully tracks an index, the Fund will be exposed to the securities included in, or representative of, such index regardless of their investment merits, and the Fund may be affected by a general decline in market segments relating to such index if the Fund does not respond by attempting to take defensive positions.

Fixed-Income Securities Risks (Strategic Dividend Income Fund and Dynamic Managed Volatility Fund).  Fixed income securities are subject to the following risks:

Call Risk. During periods of declining interest rates,  a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Credit Risk.  Issuers of fixed-income securities may default or be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt.  The degree of credit risk for a particular security may be reflected it its credit rating.  Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Fixed-income securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  The Funds will be exposed to heightened interest rate risk as interest rates rise from historically low levels.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Reinvestment Risk.  If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

Prepayment and Extension Risk.  Prepayment occurs when the issuer of a fixed income security repays principal prior to the security’s maturity.  During periods of declining interest rates, issuers may increase pre-payments of principal causing a Fund to invest in fixed income securities with lower yields thus reducing income generation.  Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of fixed income securities potentially to maturity.  This is known as extension risk and may increase the Funds’ sensitivity to rising rates and the potential for price declines. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes.  Also, if a Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected.  The potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.

Duration Risk.  The Funds do not have a set policy regarding the maturity or duration of any of its securities.  Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Floating Rate Securities Risk (Strategic Dividend Income Fund).  Floating (or variable) rate securities are generally less sensitive to interest rate changes than fixed rate securities.  However, the market value of floating rate securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in market value if interest rates decline.  However, when interest rates fall, there will be a reduction in the payments of interest received by the Fund from its floating rate securities.  Limits on the aggregate amount by which a floating rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.  The net asset value of the Fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the Fund before these rates reset.

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Rule 144A Securities Risk (Dynamic Managed Volatility Fund).  The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices, and might thereby experience difficulty satisfying redemption requirements.

Liquidity Risk (All Funds).  The Funds may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair a Fund’s ability to sell particular securities at an advantageous price or a timely manner.  In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict a Fund’s ability to take advantage of other market opportunities.

Mortgage-Backed Securities Risk (Strategic Dividend Income Fund).  Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates.  When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low.  Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment.  In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk (Strategic Dividend Income Fund).  Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities.  Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Government-Sponsored Entities Risk (Strategic Dividend Income Fund).  The Fund may invest in various types of U.S. government obligations.  U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  Investments in fixed income securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government.  With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Below Investment Grade Debt Securities Risk (Strategic Dividend Income Fund).  Below-investment grade debt securities or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.  In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.

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Concentration Risk (Strategic Dividend Income Fund).  The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry. The Fund’s concentrated focus may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole.  An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Large-Cap Company Risk (All Funds).  The Fund’s investments in larger, more established companies are subject to the risk that large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.

Mid-Cap and Small-Cap Companies Risk (Strategic Dividend Income Fund and Managed Volatility Equity Fund).  The Fund invests in mid-cap and small-cap companies.  These companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large-cap companies.  Therefore, their securities may have more price volatility and be less liquid than the securities of larger, more established companies.  Their stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Foreign Securities Risk (Strategic Dividend Income Fund and Managed Volatility Equity Fund).  The risks of investing in securities of foreign issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.

Preferred Stock Risk (Strategic Dividend Income Fund).  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or deferred by the issuer.  Preferred stock generally does not confer voting rights.

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Convertible Securities Risk (Strategic Dividend Income Fund).  Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Contingent convertible securities are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” Some additional risks associated with contingent convertible securities include, but are not limited to, loss absorption risk, subordination risk, and fluctuations in market value based on unpredictable factors.

Real Estate Securities Risk (Strategic Dividend Income Fund).  Real estate companies, including REITs and REOCs, have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

MLP Risk (Strategic Dividend Income Fund).  The Fund may invest in MLPs that are subject to many risks. Holders of MLPs have limited control and voting rights on matters affecting the partnership. Holders of MLPs are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.  MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Subordinated units generally do not provide arrearage rights. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.  Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.  Also, MLP distributions may be reduced by fees and other expenses incurred by the MLP.  In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a material reduction in the Fund’s cash flow and there could be a material decrease in its net asset value. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities and therefore more difficult to trade at desirable times and/or prices.  Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. MLPs generally are considered interest-rate sensitive investments and, accordingly, during periods of interest rate volatility these investments may not provide attractive returns.  The value of MLPs that are regulated by the Federal Energy Regulatory Commission (“FERC”) may also be negatively impacted by regulatory action taken by and regulatory requirements of FERC.

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MLP Tax Risk (Strategic Dividend Income Fund). MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. This classification would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

Utility Company Risk (Strategic Dividend Income Fund).  A significant portion of utility company revenues and costs are subject to regulation by states and other regulators.  Regulatory authorities also may restrict a company’s access to new markets.  The deregulation of certain utilities companies may subject these companies to greater risks of loss.  Utilities companies may incur unexpected increases in fuel and other operating costs.  Rising interest rates could lead to higher financing costs and reduced earnings.  Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.  There is a risk that these costs will not be fully recovered through an increase in revenues.

Energy Industry Risk (Strategic Dividend Income Fund).  Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources, such as MLPs in which the Fund invests, are subject to many risks that can negatively impact the revenues and viability of companies in this industry.  These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

ETF Risk (All Funds).  Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares.  In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

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ETN Risk (Strategic Dividend Income Fund and Dynamic Managed Volatility Fund).  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.  In addition, there may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity.

TIPS Risk (Strategic Dividend Income Fund).  Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives.  In addition, TIPS are subject to credit risk, interest rate risk and duration risk.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Derivatives Risk (All Funds).  Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks.  Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. A Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for a Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase a Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk). Derivatives may expose a Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

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Futures Contracts Risk (All Funds). The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of a Fund.  Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset.  The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors.  Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Funds and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Options Risk (All Funds). When a Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. When a Fund is the writer of a call option, it has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Funds seek to close out an option position. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. The Funds may write covered call options. As the writer of a covered call option, during the option’s life the Funds give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. If a Fund were unable to close out a covered call option that it had written on a security, such Fund would not be able to sell the underlying security unless the option expired without exercise.

Swap Risks (Dynamic Managed Volatility Fund).  A swap is a form of derivative that provides leverage, allowing the Fund to obtain exposure to an underlying asset, reference rate or index in an amount that is greater than the amount the Fund has invested.  Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the amount it has invested.  By setting aside assets only equal to its net obligation under a swap (rather than the full notional value of the swap), the Fund will have the ability to employ leverage to a greater extent.  The use of swaps could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the assets, reference rates or indices underlying the swaps than if the Fund had made direct investments in such assets, reference rates or indices.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty.  For example, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations.  Further, the swap counterparty’s obligations to the Fund likely will not be collateralized.  The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently.

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The regulation of swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy. In addition, new requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to settle a swap immediately, particularly during times of market turmoil.  It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

Short Sales Risk (Dynamic Managed Volatility Fund and Managed Volatility Equity Fund).  In connection with establishing a short position in a security or index, or through the use of derivatives, a Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss.  By investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, a Fund will incur certain transaction fees associated with short selling.

Leverage Risk (All Funds).  Using futures and other derivatives creates leverage, which can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk (All Funds).  Each Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among various assets classes and investments. It is possible that the Adviser will focus on an asset class or investment that performs poorly or underperforms other alternatives under various market conditions.  You could lose money on your investment in a Fund as a result of these allocation decisions.

Newer Fund Risk (Dynamic Managed Volatility Fund and Managed Volatility Equity Fund).  The Funds have limited operating history and there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees (the “Board”) may determine to liquidate the Fund.  Liquidation of a Fund can be initiated by the Board without shareholder approval if it determines it is in the best interest of shareholders.  The timing of any Fund liquidation may not be favorable to certain individual shareholders.

Exclusion of Adviser from Commodity Pool Operator Definition
An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to each Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Funds.  In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

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Management of the Funds

Investment Adviser

The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Advantus Capital Management, Inc. located at 400 Robert Street North, St. Paul, Minnesota 55101.  Established in 1984, the Adviser is an SEC-registered investment adviser that provides investment advisory services to institutions, including mutual funds, and as of August 31, 2017, has approximately $40.3 billion in assets under management, including $3.56 billion in non-security assets.  Under the Advisory Agreement, the Adviser manages the Funds’ investments subject to the supervision of the Board.

The Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio.  The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Funds pay the Adviser a monthly management fee that is calculated at the annual rate of 0.75% of the Strategic Dividend Income Fund’s average daily net assets, 0.65% of the Dynamic Managed Volatility Fund’s average daily net assets and 0.65% of the Managed Volatility Equity Fund’s average daily net assets.

Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/ borrowing interest, interest expense, dividends on securities sold short, taxes, brokerage commissions, and extraordinary expenses) do not exceed the percentage of the average daily net assets of each Fund as set forth in the table below.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 28, 2018. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.

Expense Limitation
Fund	Institutional Class
Strategic Dividend Income Fund	0.75%
Dynamic Managed Volatility Fund	0.55%
Managed Volatility Equity Fund	0.55%

As a result of the Operating Expenses Limitation Agreement the Adviser has with the Funds, the Adviser was effectively paid the following percentage of each Funds’ respective average daily net assets for the fiscal period ended August 31, 2017:

Percentage of the Fund’s average daily net assets paid to the Adviser
Strategic Dividend Income Fund	0.00%
Dynamic Managed Volatility Fund	0.00%
Managed Volatility Equity Fund	0.00%

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A discussion regarding the basis of the Board’s approval of the Advisory Agreement, with respect to the Funds, is available in the Funds’ semi-annual report to shareholders for the period ended February 28, 2017.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Portfolio Managers

The following persons serve as the primary portfolio managers for the Strategic Dividend Income Fund:

Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Joseph R. Betlej, CFA Vice President and Portfolio Manager, Advantus	September 2012	Vice President and Portfolio Manager, Advantus since August 1996
Lowell R. Bolken, CFA Vice President and Portfolio Manager, Advantus	September 2012	Vice President and Portfolio Manager, Advantus since August 2010
Craig M. Stapleton, CFA Vice President and Portfolio Manager, Advantus	September 2012	Vice President and Portfolio Manager, Advantus since December 2012; Portfolio Manager, Advantus since June 2012; Associate Portfolio Manager, Advantus since 2010

The following persons serve as the primary portfolio managers for the Dynamic Managed Volatility Fund and the Managed Volatility Equity Fund:

Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Craig M. Stapleton, CFA Vice President and Portfolio Manager, Advantus	September 2015	Vice President and Portfolio Manager, Advantus since December 2012; Portfolio Manager, Advantus since June 2012; Associate Portfolio Manager, Advantus since 2010
Jeremy Gogos, Ph.D., CFA Portfolio Manager, Advantus	June 2017	Assistant Portfolio Manager, Advantus since June 2017, Quantitative Analyst, Advantus since 2013; Senior Leader, Securian Financial Group 2007-2013
Merlin L. Erickson Vice President and Portfolio Manager, Advantus	December 2017	Vice President and Senior Quantitative Analyst, Advantus since 2007
The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio managers’ ownership of Fund shares.

Similarly Managed Account Performance

As of the date of this Prospectus, certain of the Funds have a limited performance history.  The tables below provide the performance of a composite of all client accounts managed by the Adviser on a fully discretionary basis with substantially similar objectives, policies and investment strategies employed by the Adviser to manage such Fund (each a “Composite”).  The accounts comprising each Composite listed below are managed by the respective Fund’s portfolio managers.

This Appendix presents historical performance information for each listed Composite as a whole. Because of the similarities between each listed Fund and their corresponding Composite, this information may help provide an indication of a Fund’s risks by showing how a similar Composite has performed historically. The performance of the Composite, however, is not the performance of the corresponding Fund, and you should not assume that the Fund will have the same performance as the Composite. The performance of the corresponding Fund may be greater or less than the performance of the corresponding Composite due to, among other things, the number of the holdings in and composition of the corresponding Fund’s portfolio, as well as the asset size and cash flow differences between the corresponding Fund and Composite.

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The Composite returns were prepared by the Adviser on a total return basis and include gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the accounts, without provision for Federal or state income taxes.  Custodial fees and sales loads, if any, were not included in the calculations.

Each Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for each Composite.  The private accounts comprising each Composite are not subject to the same types of expenses incurred by the Funds, including service fees for fund administration, transfer agency, fund accounting, and audit fees, federal and state registration fees, and other various expenses.  The private accounts are also not subject to certain investment limitations, diversification requirements and other restrictions imposed on the Funds by the 1940 Act and the Internal Revenue Code of 1986, as amended.  The performance results of each Composite would have been lower if the accounts included in the Composite had been subject to the Funds’ expenses or had been regulated as investment companies under Federal securities laws.  The information presented does not represent the performance of either of the Funds.  Past performance of a Composite is not indicative of the future performance results of the corresponding Fund.

The following tables show the returns of each Composite for the periods indicated.  This performance data is for the Composites and does not reflect the performance results of the Funds.  This performance data should not be considered indicative of the Funds’ future performance.

Advantus Dynamic Managed Volatility Strategy - Total Annualized Returns

	Year-to-Date as of	For the Periods Ended December 31, 2016
	(09/30/17)	One Year	Since Inception (1/1/2013)
Composite (Net of Fees)	11.84%	8.90%	7.75%
Composite (Gross of Fees)	12.38%	9.60%	8.29%
Advantus Dynamic Managed Volatility Index[1] (reflects no deduction for fees, expenses or taxes)	9.70%	8.31%	9.29%
S&P 500® Index[2]	14.24%	11.96%	14.33%
[1]	The Advantus Dynamic Managed Volatility Benchmark is comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
[2]	The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

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Advantus Managed Volatility Equity Strategy - Total Annualized Returns

	Year-to-Date as of	For the Periods Ended December 31, 2016
	(09/30/17)	One Year	Since Inception (4/1/2014)
Composite (Net of Fees)	11.86%	4.54%	5.32%
Composite (Gross of Fees)	12.40%	5.22%	5.64%
Advantus Managed Volatility Equity Index[1] (reflects no deduction for fees, expenses or taxes)	11.06%	7.15%	6.30%
S&P 500® Index[2]	14.24%	11.96%	8.99%
[1]
The Advantus Managed Volatility Equity Benchmark is comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 month Treasury Bellwether Index.

[2]	The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Shareholder Information

Pricing of Fund Shares

The price of the Fund’s shares is based on its net asset value (NAV).  The NAV is calculated by dividing the total assets, less the liabilities, by the number of shares outstanding.  The NAV is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time.  The NAV will not be calculated, nor may investors purchase or redeem Fund shares, on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed and such trading may materially affect the NAV.

Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced.  The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, security prices that each Fund uses to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time a Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Trust anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

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How to Purchase Fund Shares

Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below). Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

Shares of the Funds have not been registered and are not offered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.

A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums.  The Funds’ minimum initial and subsequent investment amounts are shown below.

Institutional Class
Minimum Initial Investment	$100,000
Subsequent Minimum Investment	$1,000

Each Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries.  For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Funds’ Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds.  Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on a Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received in a timely manner, as determined by the transfer agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.

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Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	The name of the Fund(s) to be purchased;
•	The dollar amount of shares to be purchased;
•	Your account application or investment stub; and
•	A check payable to the name of the Fund(s) or a wire transfer received by the Fund(s).

An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  Each Fund reserves the right to reject any Account Application any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE will be priced on the next business day.

Purchase by Mail.  To purchase a Fund’s shares by mail, simply complete and sign the Account Application, or investment stub and mail it, along with a check made payable to the Fund, to:

Regular Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 855-824-1355 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund(s), your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

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Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	[Name of the Fund(s)]
[Shareholder Name/Account Registration]
[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  You may not make initial purchases of Fund shares by telephone.  If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, and your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Funds toll free at 855-824-1355.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $1,000.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

Subsequent Investments.  Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone, or wire.  You must call to notify the Funds at 855-824-1355 before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include the Fund name and your shareholder account number.  If you do not have the stub from your account statement, include your name, address, Fund name and account number on a separate piece of paper.

Automatic Investment Plan.  For your convenience, each Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize a Fund to automatically withdraw any amount of at least $100, on a monthly or quarterly basis, from your checking or savings account that you wish to invest in the Fund.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  A Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment.  A fee will be charged if your bank does not honor the AIP draft for any reason.

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Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;
•	Date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act of 2001 and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 855-824-1355.

Cancellations and Modifications.  The Funds will not accept a request to cancel or modify a written transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Redeem Fund Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary.  You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you hold your shares through an IRA or other retirement plan, you may redeem shares by telephone.  IRA investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.  Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents.  The Funds may also choose to sell portfolio assets for the purpose of meeting such requests.  The Funds further reserve the right to distribute “in-kind” securities from the Funds’ portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

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A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund to be redeemed;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians.  Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.  Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

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•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share.  Written redemption requests should be sent to the Transfer Agent at:

Regular Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 855-824-1355.  A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;

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•	The name in which your account is registered; and/or
•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  Each Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in any specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000.  This program may be terminated or modified by a Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 855-824-1355 for additional information regarding the SWP.

The Funds’ Right to Redeem an Account.  Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $25,000, other than as a result of a decline in the NAV of a Fund.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  Each Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur taxes, brokerage commissions or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution.  In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications.  The Funds will not accept a request to cancel or modify a written transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Exchange Fund Shares

You may exchange all or a portion of your investment from a Fund to the other funds in the Trust that the Adviser manages. Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state.  Not all funds available for exchange may be available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Fund Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

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You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (See “Tools to Combat Frequent Transactions”).

Exchanges By Mail.  To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The written request must contain the following information:

•	Your account number;
•	The names of each Fund you are exchanging;
•	The dollar amount or number of shares you want to sell (and exchange); and
•
A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Exchanges by Telephone.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may exchange your Fund shares by telephone at 855-824-1355.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure.

Note:  Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number(s);
•	The name in which your account is registered; and/or
•	The social security or taxpayer identification number under which the account is registered.

Dividends and Distributions

The Strategic Dividend Income Fund will make distributions of net investment income, if any, typically quarterly, and will distribute net capital gains at least annually, typically during the month of December.  The Dynamic Managed Volatility Fund and the Managed Volatility Equity Fund will make distributions of net investment income and net capital gains, if any, at least quarterly.  The Funds may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

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If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at such Fund’s then current NAV per share and to reinvest all subsequent distributions.

Institutional Class Description

Each of the Funds offers one share class —Institutional Class.  All of the Funds are available directly through the Funds’ Transfer Agent and may also be available through select financial intermediaries.

The Institutional Class is generally limited to institutional investors or certain programs, including the following:

•	Investors making purchases through financial intermediaries that aggregate customer accounts to accumulate the minimum initial investment;
•	Clients of financial intermediaries who charge clients an ongoing fee for advisory, investment, consulting or similar services;
•	Clients of financial intermediaries that charge their clients transaction fees with respect to their investments in the Funds;
•
Individuals and institutional investors such as financial institutions, corporations, trusts, defined benefit plans, foundations, endowments, estates, and education, religious and charitable organizations that meet the minimum initial investment set by the Fund;

•	Institutions or high net worth individuals using a trust or custodial platform;
•
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;

•	Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;
•	Certain insurance related products;
•	Certain advisory accounts of the Adviser or its affiliates;
•	Trustees and Officers of the Trust; and
•	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

At the time you purchase shares of a Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in the Institutional Class.  The Institutional Class may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds.  As indicated in the table below, the minimum initial investment for the Institutional Class may be waived or reduced by the Funds at any time.  In addition, a Fund may, in its sole discretion, accept investments in the Institutional Class from purchasers not listed above.

The following table lists the key features of each of the Institutional Class of each Fund.

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Institutional Class
Minimum Initial Investment	$100,000
Subsequent Minimum Investment	$1,000
Waiver/Reduction of Investment Minimums
Although not limited to the list below, the Funds may waive or reduce the initial or subsequent minimum investment amounts in any of the following circumstances:
• Certain retirement, defined benefit, pension plans, and certain qualified tuition programs;
• Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
• Institutional clients of the Adviser;
• Employees, directors/trustees, and officers (including the immediate family members of each) of the
         Trust, the Adviser, and their affiliates; and
• Shareholders whose shares were converted from Class A shares of a Fund.

Front-End Sales Charge (Load)	None
Ongoing Distribution/ Shareholder Service Fees	None

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

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Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Funds in their sole discretion.  To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading.  However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at a Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences

Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains, income from MLP investments and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  To the extent a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

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Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or individual retirement account.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption.  An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

The Strategic Dividend Income Fund anticipates investing no more than 25% of its total assets in MLPs and other entities treated as qualified publicly traded partnerships.  Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not flow through to the personal tax returns of the Fund’s shareholders. The Strategic Dividend Income Fund will report its taxable distributions from its investments in MLPs to shareholders annually on Form 1099.  Shareholders will not, solely by virtue of their status as Strategic Dividend Income Fund shareholders, be treated as engaged in the business conducted by the Fund or by underlying MLPs for purposes of the federal income tax, state income taxes, or the tax on unrelated business income of tax-exempt organizations.  The Strategic Dividend Income Fund expects to receive cash distributions from MLP investments that may exceed the taxable income allocated from such MLPs to the Fund.  In such circumstances, the distribution in excess of the taxable income allocation will be considered a return of capital, which may cause the Fund’s capital gains to be higher upon the sale of the MLP investment by the Fund.  If you hold shares of the Strategic Dividend Income Fund at the time it distributes such capital gains to shareholders, you will be required to pay tax on the full amount of such distribution even though you may not have been a shareholder at the time the Fund received the return of capital.

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Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Other Fund Policies

Telephone Transactions.  If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may be responsible for any fraudulent telephone orders made to your account as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Financial intermediaries may establish policies that differ from those of the Funds.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.

Closing the Funds.  The Board retains the right to close (or partially close) a Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders.  Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close a Fund to new investors, all investors, or certain classes of investors (such as fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 855-824-1355 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This Householding policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 855-824-1355 at least annually to ensure your account remains in active status.

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If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Payments to Financial Intermediaries

Each Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Funds.  These payments and compensation are in addition to service fees paid by the Funds, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to a Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Financial Highlights

The financial highlights in the following tables are intended to help you understand the financial performance of the Funds for the fiscal periods indicated.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal periods through August 31, 2017, in the table below has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request or on the Funds’ website at www.advantusfunds.com. The information for periods prior to August 31, 2015 for the Strategic Dividend Income Fund was audited by another independent registered public accounting firm.

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Strategic Dividend Income Fund Institutional Class					For the Period Inception through August 31, 2013 (1)
	Years Ended August 31,
	2017	2016	2015	2014
PER SHARE DATA:(2)

Net asset value, beginning of period	$11.27	$10.46	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.21	0.24	0.23	0.34	0.29
Net realized and unrealized gain(loss) on investments and translations of foreign currency	(0.04)	1.39	(0.94)	1.90	0.24
Total from investment operations	0.17	1.63	(0.71)	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.31)	(0.28)	(0.32)	(0.31)
From net capital gains	–	(0.51)	(0.46)	(0.23)	–(3)
Total distributions	(0.23)	(0.82)	(0.74)	(0.55)	(0.31)
Net asset value, end of period	$11.21	$11.27	$10.46	$11.91	$10.22

TOTAL RETURN(4)	1.59%	16.59%	(6.42)%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$86.5	$88.1	$75.2	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.07%	1.09%	1.07%	1.07%	1.22%
After expense reimbursement(5)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(5)	1.83%	1.99%	1.85%	2.99%	2.79%
After expense reimbursement(5)	1.95%	2.13%	1.97%	3.11%	3.06%

Portfolio turnover rate(4)	74%	82%	73%	65%	37%

(1)	Inception date of the Institutional Class was September 12, 2012.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

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Dynamic Managed Volatility Fund Institutional Class
	Year Ended August 31, 2017	For the Period Inception through August 31, 2016(1)
PER SHARE DATA:(2)

Net asset value, beginning of period	$10.81	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.19	0.16
Net realized and unrealized gain on investments	1.12	0.81
Total from investment operations	1.31	0.97

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.14)
From net capital gains	–	(0.02)
Total distributions	(0.17)	(0.16)
Net asset value, end of period	$11.95	$10.81

TOTAL RETURN(3)	12.27%	9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$35.6	$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.36%	1.55%
After expense reimbursement(5)	0.55%	0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	0.87%	0.62%
After expense reimbursement(5)	1.68%	1.62%

Portfolio turnover rate(3)	0%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

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Managed Volatility Equity Fund Institutional Class
	Year Ended August 31, 2017	For the Period Inception through August 31, 2016 (1)
PER SHARE DATA:(2)

Net asset value, beginning of period	$10.85	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.23	0.15
Net realized and unrealized gain on investments	0.77	0.86
Total from investment operations	1.00	1.01

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.15)
From net capital gains	–	–
From return of capital	–	(0.01)
Total distributions	(0.23)	(0.16)
Net asset value, end of period	$11.62	$10.85

TOTAL RETURN(3)	9.36%	10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$44.4	$29.9

Ratio of expenses to average net assets(5):
Before expense reimbursement(4)	1.22%	1.67%
After expense reimbursement(4)	0.55%	0.55%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(4)	1.48%	0.40%
After expense reimbursement(4)	2.15%	1.52%

Portfolio turnover rate(3)	0%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.
(6)	Rate is less than 0.5%.

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Investment Adviser
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
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PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Advantus Mutual Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments.  The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Fund’s prior fiscal period, if any.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 855-824-1355, by visiting the Advantus Mutual Funds website at www.advantusfunds.com or by writing to:

Advantus Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Funds’ reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling 202-551-8090.  Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

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